UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 22, 2007

SEMCO Energy, Inc.
(Exact name of registrant as specified in its charter)

Michigan	001-15565	38-2144267
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1411 Third Street, Suite A, Port Huron, Michigan		48060
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		810-987-2200

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2007, the Board of Directors (the “Board”) of SEMCO Energy, Inc. (the “Company”) approved the annual base salaries for the Company’s Chief Executive Officer, Chief Financial Officer and its three most highly compensated executive officers for the Company’s last completed fiscal year (the “named executive officers”). The Board also approved cash bonus awards under the Company’s Short-Term Incentive Plan, effective January 1, 2005 (the “STIP”), for certain executive officers, including all of the named executive officers, for the fiscal year ended December 31, 2006. Further, the Board approved the adoption of the Amended and Restated Short-Term Incentive Plan (the “Amended and Restated STIP”), effective January 1, 2007, as well as the Long-Term Incentive Plan (the “LTIP”), effective January 1, 2007, which outlines the manner in which awards are made under the Company’s 2004 Stock Award and Incentive Plan (the “2004 Plan”). The Board established the performance criteria to be used in establishing cash bonus awards and award grants for the fiscal year ending December 31, 2007 under the Amended and Restated STIP and the LTIP. Finally, the Board approved certain amendments to the severance agreements of its named executive officers. All of these actions were taken by the Board upon the recommendation of the Compensation Committee of the Board.

Base Salaries of Named Executive Officers

On February 22, 2007, the Board approved new annual base salaries (effective as of March 24, 2007) for the named executive officers. The following table sets forth the new annual base salary levels of the named executive officers:

Name and Position	Base Salary Effective March 24, 2007
George A. Schreiber, Jr. President and Chief Executive Officer	$575,000
Michael V. Palmeri Senior Vice President, Treasurer and Chief Financial Officer	$305,000
Eugene N. Dubay Senior Vice President of Operations	$295,000
Peter F. Clark Senior Vice President and General Counsel	$275,000
Lance S. Smotherman Senior Vice President of Human Resources and Administration	$253,000

Cash Bonus Awards under STIP for 2006

On February 22, 2007, the Board approved the following cash bonus awards for the named executive officers under the STIP for the fiscal year ended December 31, 2006:

Name and Position	Cash Bonus Award under STIP for 2006
George A. Schreiber, Jr. President and Chief Executive Officer	$278,179
Michael V. Palmeri Senior Vice President, Treasurer and Chief Financial Officer	$110,000
Eugene N. Dubay Senior Vice President of Operations	$119,158
Peter F. Clark Senior Vice President and General Counsel	$90,000
Lance S. Smotherman Senior Vice President of Human Resources and Administration	$63,695

Adoption of Amended and Restated STIP

On February 22, 2007, the Board approved the Amended and Restated STIP to incorporate the changes to the STIP target opportunity level as a percent of base salary for supervisors and managers for 2007 to 3% and 6%, respectively, from 2% and 4%, respectively, which changes were initially approved by the Board on December 13, 2006. Further, the STIP was amended to incorporate the increase in the STIP target opportunities from 35% to 40% of base salary for each of Peter F. Clark and Lance S. Smotherman.

The foregoing description of the Amended and Restated STIP is qualified in its entirety by reference to the full text of the Amended and Restated STIP, a copy of which is filed as Exhibit 10.18 to this Form 8-K.

2007 Performance Criteria under the Amended and Restated STIP

Whether a participant obtains his or her target award under the Amended and Restated STIP depends on achievement of certain corporate financial results and then is further weighted based on the individual’s annual performance assessment ranking. Individual performance weighting varies based on employment level, as described in the Amended and Restated STIP. For 2007, the specific Amended and Restated STIP corporate financial results that will be measured are net income and net operating profit after tax, with each of these measures weighted equally when determining whether the corporate financial results were met.

In addition, the Board approved the target bonuses for each of the named executive officers in the following table, which may be decreased depending on each named executive officer’s performance and the corporate financial results of the Company, as permitted under the Amended and Restated STIP:

Name and Position	Target Bonus That May be Granted Under Amended & Restated STIP for 2007
George A. Schreiber, Jr. President and Chief Executive Officer	60% of Base Salary
Michael V. Palmeri Senior Vice President, Treasurer and Chief Financial Officer	40% of Base Salary
Eugene N. Dubay Senior Vice President of Operations	50% of Base Salary
Peter F. Clark Senior Vice President and General Counsel	40% of Base Salary
Lance S. Smotherman Senior Vice President of Human Resources and Administration	40% of Base Salary

This explanation of the performance criteria under the Amended and Restated STIP is qualified in its entirety by reference to the full text of the Amended and Restated STIP, a copy of which is filed as Exhibit 10.18 to this Form 8-K.

Adoption of LTIP

On February 22, 2007, the Board approved the LTIP to incorporate the incentive level changes and executive level classifications that were approved by the Board on December 13, 2006. These included increasing George A. Schreiber, Jr.’s long-term incentive opportunity level from 95% to 100% of base salary and increasing Lance S. Smotherman’s long-term incentive opportunity level from 50% to 55% of his base salary. Additionally, the LTIP describes other aspects of the manner in which awards are made under the 2004 Plan.

The foregoing description of the LTIP is qualified in its entirety by reference to the full text of the LTIP, a copy of which is filed as Exhibit 10.9.9 to this Form 8-K.

2007 Performance Criteria under the LTIP

Whether a participant will obtain a target award for 2007 under the LTIP depends on (i) the growth of earnings per share compared to a peer group of gas utility companies, and (ii) achieving a certain target return on invested capital. These two factors are measured over a cumulative three-year period, such that these LTIP performance measures for 2007 will be evaluated as of December 31, 2009. In addition, these two factors are weighted equally in determining the LTIP award.

This explanation of the performance criteria under the LTIP is qualified in its entirety by reference to the full text of (i) the LTIP, a copy of which is filed as Exhibit 10.9.8 to this Form 8-K; (ii) the Form of Employee Performance Share Unit Award Agreement, a copy of which is filed as Exhibit 10.9.8 to this Form 8-K; (iii) the Form of Agreement to Amend Prior Employee Performance Share Unit Award Agreement, a copy of which is filed as Exhibit 10.9.7 to this Form 8-K; (iv) the Forms of Restricted Stock Grant Agreements (for chairmen and directors), copies of which are filed as exhibits to the Company’s Form 8-K filed July 1, 2005; and (v) the Form of Restricted Stock Unit Award Agreement, a copy of which is filed as an exhibit to the Company’s Form 8-K filed July 1, 2005.

Amendments to Severance Agreements

On February 22, 2007, the Board approved amendments to the severance agreements of Peter F. Clark and Lance S. Smotherman to reflect the 2007 incentive level changes described in the section of this Form 8-K entitled “Adoption of Amended and Restated STIP.” The Board also approved amendments to the severance agreements of George A. Schreiber, Jr., Michael V. Palmeri, Eugene N. Dubay and Lance S. Smotherman to reflect changes in their long-term incentive opportunity levels from 95% to 100% of base salary for Mr. Schreiber and from 50% to 65%, 70% and 55%, respectively, of base salary for each of Messrs. Palmeri, Dubay and Smotherman.

Each named executive officer’s severance agreement was further amended to provide that any future increases to incentive levels under the Amended & Restated STIP and to the long-term incentive opportunity levels under the LTIP to reflect market changes in the compensation paid to similarly situated executives may be made without having to expressly amend each named executive officer’s agreement, but may not be decreased without the named executive officer’s express written consent.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

10.9.7	Form of Agreement to Amend Prior Employee Performance Share Unit Award Agreements
10.9.8	Form of Employee Performance Share Unit Award Agreement, effective for grants on or after January 1, 2007
10.9.9	Long-Term Incentive Plan effective as of January 1, 2007
10.10.2	First Amendment dated February 22, 2007, to the Severance Agreement dated June 29, 2005, between SEMCO Energy, Inc. and George A. Schreiber, Jr.
10.11.1	First Amendment dated February 22, 2007, to the Severance Agreement dated June 29, 2005, between SEMCO Energy, Inc. and Peter F. Clark
10.12.1	First Amendment dated February 22, 2007, to the Severance Agreement dated June 29, 2005, between SEMCO Energy, Inc. and Eugene N. Dubay
10.13.1	First Amendment dated February 22, 2007, to the Severance Agreement dated June 29, 2005, between SEMCO Energy, Inc. and Michael V. Palmeri
10.14.1	First Amendment dated February 22, 2007, to the Severance Agreement dated June 29, 2005, between SEMCO Energy, Inc. and Lance S. Smotherman
10.18	Short-Term Incentive Plan Amended and Restated effective January 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMCO Energy, Inc. (Registrant)

Dated: February 28, 2007	By:	/s/ Michael V. Palmeri

Michael V. Palmeri Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Form 8-K
February 22, 2007

Filed
Exhibit No.	Description	Herewith	By Reference
10.9.7	Form of Agreement to Amend Prior Employee Performance Share Unit Award Agreements	x
10.9.8	Form of Employee Performance Share Unit Award Agreement, effective for grants after January 1, 2007	x
10.9.9	Long-Term Incentive Plan effective as of January 1, 2007	x
10.10.2	First Amendment dated February 22, 2007, to the Severance Agreement dated June 29, 2005, between SEMCO Energy, Inc. and George A. Schreiber, Jr.	x
10.11.1	First Amendment dated February 22, 2007, to the Severance Agreement dated June 29, 2005, between SEMCO Energy, Inc. and Peter F. Clark	x
10.12.1	First Amendment dated February 22, 2007, to the Severance Agreement dated June 29, 2005, between SEMCO Energy, Inc. and Eugene N. Dubay	x
10.13.1	First Amendment dated February 22, 2007, to the Severance Agreement dated June 29, 2005, between SEMCO Energy, Inc. and Michael V. Palmeri	x
10.14.1	First Amendment dated February 22, 2007, to the Severance Agreement dated June 29, 2005, between SEMCO Energy, Inc. and Lance S. Smotherman	x
10.18	Short-Term Incentive Plan Amended and Restated effective January 1, 2007	x